Exhibit 10.46

SOLICITATION, OFFER AND AWARD	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15CFR 700)	S1	1	345
2. CONTRACT NUMBER Tftc 00-22	3. SOLICITATION NUMBER FTC 00-09	4. TYPE OF SOLICITATION ☐ SEALED BID (IFB) ☒ NEGOTIATED (RFP)	5. DATE ISSUED 5/16/00	6. REQUISITION/PURCHASE NO. Security Guard Services
7. ISSUED BY	CODE	8. ADDRESS OFFER TO (If other than Item 7) Same as Block 7
Department of the Treasury Federal Law Enforcement Training Center Procurement Division, Building 93 Glynco, GA 31524

NOTE: In sealed bid solicitations “offer” and “offeror” mean “bid” and “bidder”.

SOLICITATION

9. Sealed offers in original and 3 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in FLETC, Procurement Div., Bldg 93, Glynco, GA 31524 until

4:00 P.M.	local time	6/16/00
(Hour)	(Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L. Provision No. 52.214-7 or 52-215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL:	A NAME Sharon D. Bodford	B. TELEPHONE NO. (NO COLLECT CALLS) AREA CODE NUMBER EXT. 912-267-2615	C. E-MAIL ADDRESS sbodford@fletc.treas.gov

11. TABLE OF CONTENTS
☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE	PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	2	☒	I	CONTRACT CLAUSES	20
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	8
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	29	☒	J	LIST OF ATTACHMENTS	180
☒	D	PACKAGING AND MARKING	2
☒	E	INSPECTION AND ACCEPTANCE	42	☒	K	REPRESENTATIONS,
☒	F	DELIVERIES OR PERFORMANCE	2	☒	CERTIFICATIONS AND OTHER
STATEMENTS OF OFFERORS	9
☒	G	CONTRACT ADMINISTRATION DATA	12	☒	L	INSTRS., CONDS., AND NOTICES TO OFFERORS	12
☒	H	SPECIAL CONTRACT REQUIREMENTS	21	☒	M	EVALUATION FACTORS FOR AWARD	6

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees. If this offer is accepted within           calendar days (60 Calendar days unless a different [ILLEGIBLE] is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite [ILLEGIBLE] item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8)	10 CALENDAR DAYS (%)	20 CALENDAR DAYS (%)	30 CALENDAR DAYS (%)	CALENDAR DAYS (%)

14. ACKNOWLEDGEMENT OF AMENDMENTS(The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated)	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE
1	6-6-00
2	7-18-00
CODE 69298 FACILITY	16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print) Charles Keathley President
15A. NAME AND ADDRESS OF OFFEROR	Paragon Systems, Inc. 3317 Triana Blvd SW Huntsville, AL 35805

15B. TELEPHONE NO. AREA CODE NUMBER EXT. 256 533-7598	☐	15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS IN SCHEDULE	17. SIGNATURE	18. OFFER DATE
/s/ Charles Keathley	7/28/00

AWARD (To be completed by Government)
19. ACCEPTED AS TO ITEMS NUMBERED 0001	20. AMOUNT $0.00	21. ACCOUNTING AND APPROPRIATION N/A

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )	23. SUBMIT INVOICES TO ADDRESS SHOWN IN (4 copies unless otherwise specified)	ITEM SEE SECTION G
24. ADMINISTERED BY (If other than item 7) code Department of the Treasury Federal Law Enforcement Training Center Procurement Division, Building 93 Brunswick (Glynco), GA 31524	25. PAYMENT WILL BE MADE BY CODE Department of the Treasury Federal Law Enforcement Training Center Budget & Finance Division, Building 93 Brunswick (Glynco), GA 31524
26. NAME OF CONTRACTING OFFICER (Type or print)	27. UNITED STATES OF AMERICA	28. AWARD DATE
/s/ Laurie M. Jones	9-8-2000
LAURIE M. JONES	(Signature of Contracting Officer)
IMPORTANT - Award will be made on this Form, or on Standard Form 25, or by other authorized official written notice.

AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is unusable	STANDARD FORM 33 (REV. 9-97) Prescribed by GSA - FAR (48 CFR) 53.214(c)

A-1

FIRM-FIXED PRICE/INDEFINITE QUANTITY
PART I - THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

TABLE OF CONTENTS

Paragraph Number	Clause Title

B.1	CONTRACT LINE ITEMS AND CONTRACT SUPPLEMENTAL PRICING

B.2	INDEFINITE QUANTITY LINE ITEM

B.3	PRICING

B.4	PRICING RECAPS

B-i

Security Guard Services

Amendment 0002
July 18, 2000

FIRM-FIXED PRICE/INDEFINITE QUANTITY
PART I - THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

B.1                             CONTRACT LINE ITEMS AND CONTRACT SUPPLEMENTAL PRICING

a.     Offerors shall enter unit prices and amounts for contract line items and contract subline items as indicated in the schedules.

b.     In the event there is a difference between a unit price and the extended total amount, the unit price will be held to be the intended offer and the total of the contract line item or contract subline item will be recomputed accordingly. The contract line item, which includes recomputed contract subline items, will also be recomputed to take into account the change in the contract subline item. If the offeror provides a total amount for a contract line item or contract subline item but fails to enter the unit price, the total amount divided by the contract line item or contract subline item quantity will be held to be the intended unit price.

B.2                             INDEFINITE QUANTITY LINE ITEM

The line item for the indefinite quantity portion of the contract is estimated quantities only and shall not be exceeded without prior approval of the Contracting Officer.

Security Guard Services

Amendment 0002
July 18, 2000

FIXED PRICE/INDEFINITE QUANTITY
PART I - THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

B.3a LOT I - Base Period - (September 1, 2000 through September 30, 2000)

Note: Base Year shall include approximately 30 days for Phase - In at no separate price (cost) to the Government (Paragraph H-34).

ITEM	SUPPLIES/SERVICES	UNIT	QTY	U/P		TOTAL AMOUNT

0001	PHASE IN WORK:

	Provide Phase-In Requirements For Security Guard Services In accordance with Section H, Paragraph H-34.	DYS	30	$	NSP	$	NSP

	Lot I Total Amount (0001)					$	NSP

*NSP - No separate price.

Special Note: The Government will award the contract with the base period and exercise the 1st option period.

Security Guard Services

Amendment 0002
July 18, 2000

FIXED PRICE/INDEFINITE QUANTITY
PART I - THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

B.3a LOT II - First Option - (October 1, 2000 through September 30, 2001)

All services shall be performed for the periods indicated.

Prices shall include all Management, Supervision, Quality, Scheduling, Safety, and Reporting requirements.

Prices shall also include all Wages, Indirect Costs, General Administrative Costs and Profit

ITEM	SUPPLIES/SERVICES	UNIT	QTY	U/P	TOTAL AMOUNT

0101	FIRM FIXED PRICE WORK:

0101AA	Provide Management for Security Guard Services In accordance with Sections C and H.	MONTH	12	*	*

0101AB	Provide Medical Fitness In accordance with Sections C and H.	MONTH	12	*	*

0101AC	Provide Training for Security Guard Services In accordance with Sections C and H.	MONTH	12	*	*

0101AD	Provide Vehicles for Security Guard Services In accordance with Sections C.8.6.	MONTH	12	*	*

0101AE	Provide Security Guard Services for Posts 1 through 17 in accordance with Section C.	MONTH	12	*	*

ITEM	SUPPLIES/SERVICES	UNIT	EST QTY	U/P	TOTAL AMOUNT

0102	INDEFINITE QUANTITY WORK:

0102AA	Price to perform Unsheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.3)	HOUR	100	*	*

0102AB	Price to perform Unsheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.4)	HOUR	50	*	*

	Lot II Total Amount (0001)				*

Security Guard Services

Amendment 0002
July 18, 2000

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

FIXED PRICE/INDEFINITE QUANTITY
PART I - THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

(B.3c LOT III - Second Option Period - (October 1, 2001 through September 30, 2002)

All services shall be performed for the periods indicated.

Prices shall include all Management, Supervision, Quality, Scheduling, Safety, and Reporting requirements.

Prices shall also include all Wages, Indirect Costs, General Administrative Costs and Profit

ITEM	SUPPLIES/SERVICES	UNIT	QTY	U/P	TOTAL AMOUNT

0201	FIRM FIXED PRICE WORK:

0201AA	Provide Management for Security Guard Services In accordance with Sections C and H.	MONTH	12	*	*

0201AB	Provide Medical Fitness In accordance with Sections C and H.	MONTH	12	*	*

0201AC	Provide Training for Security Guard Services In accordance with Sections C and H.	MONTH	12	*	*

0201AD	Provide Vehicles for Security Guard Services In accordance with Sections C.8.6.	MONTH	12	*	*

0201AE	Provide Security Guard Services for Posts 1 through 17 in accordance with Section C.	MONTH	12	*	*

ITEM	SUPPLIES/SERVICES	UNIT	EST QTY	U/P	TOTAL AMOUNT

0202	INDEFINITE QUANTITY WORK:

0202AA	Price to perform Unscheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.3)	HOUR	100	*	*

0202AB	Price to perform Unscheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.4)	HOUR	50	*	*

	Lot III Total Amount (0201-0202)				*

Security Guard Services

Amendment 0002
July 18, 2000

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

FIXED PRICE/INDEFINITE QUANTITY
PART I - THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

B.3d LOT IV - Third Option Period - (October 1, 2002 through September 30, 2003)

All services shall be performed for the periods indicated.

Prices shall also include all Management, Supervision, Quality, Scheduling, Safety, and Reporting requirements.

Prices shall also include all Wages, Indirect Costs, General Administrative Costs and Profit

ITEM	SUPPLIES/SERVICES	UNIT	QTY	U/P	TOTAL AMOUNT

0301	FIRM FIXED PRICE WORK:

0301AA	Provide Management for Security Guard Services In accordance with Sections C and H.	MONTH	12	*	*

0301AB	Provide Medical Fitness In accordance with Sections C and H.	MONTH	12	*	*

0301AC	Provide Training for Security Guard Services In accordance with Sections C and H.	MONTH	12	*	*

0301AD	Provide Vehicles for Security Guard Services In accordance with Sections C.8.6.	MONTH	12	*	*

0301AE	Provide Security Guard Services for Posts 1 through 17 in accordance with Section C.	MONTH	12	*	*

ITEM	SUPPLIES/SERVICES	UNIT	EST QTY	U/P	TOTAL AMOUNT

0302	INDEFINITE QUANTITY WORK:

0302AA	Price to perform Unsheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.3)	HOUR	100	*	*

0302AB	Price to perform Unsheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.4)	HOUR	50	*	*

	Lot IV Total Amount (0301-0302)				*

Security Guard Services

Amendment 0002
July 18, 2000

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

FIXED PRICE/INDEFINITE QUANTITY
PART I - THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

B.3e LOT V - Fourth Option Period - (October 1, 2003 through September 30, 2004)

All services shall be performed for the periods indicated.

Prices shall include all Management, Supervision, Quality, Scheduling, Safety, and Reporting requirements.

Prices shall also include all Wages, Indirect Costs, General Administrative Costs and Profit

ITEM	SUPPLIES/SERVICES	UNIT	QTY	U/P	TOTAL AMOUNT

0401	FIRM FIXED PRICE WORK:

0401AA	Provide Management for Security Guard Services In accordance with Sections C and H.	MONTH	12	*	*

0401AB	Provide Medical Fitness In accordance with Sections C and H.	MONTH	12	*	*

0401AC	Provide Training for Security Guard Services In accordance with Sections C and H.	MONTH	12	*	*

0401AD	Provide Vehicles for Security Guard Services In accordance with Sections C.8.6.	MONTH	12	*	*

0401AE	Provide Security Guard Services for Posts 1 through 17 in accordance with Section C.	MONTH	12	*	*

ITEM	SUPPLIES/SERVICES	UNIT	EST QTY	U/P	TOTAL AMOUNT

0402	INDEFINITE QUANTITY WORK:

0402AA	Price to perform Unsheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.3)	HOUR	100	*	*

0402AB	Price to perform Unsheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.4)	HOUR	50	*	*

	Lot V Total Amount (0401-0402)				*

Security Guard Services

Amendment 0002
July 18, 2000

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

FIXED PRICE/INDEFINITE QUANTITY
PART I - THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

B.3f LOT VI - Fifth Option Period - (October 1, 2004 through August 30, 2005)

All services shall be performed for the periods indicated.

Prices shall include all Management, Supervision, Quality, Scheduling, Safety, and Reporting requirements.

Prices shall also include all Wages, Indirect Costs, General Administrative Costs and Profit

ITEM	SUPPLIES/SERVICES	UNIT	QTY	U/P	TOTAL AMOUNT

0501	FIRM FIXED PRICE WORK:

0501AA	Provide Management for Security Guard Services In accordance with Sections C and H.	MONTH	11	*	*

0501AB	Provide Medical Fitness In accordance with Sections C and H.	MONTH	11	*	*

0501AC	Provide Training for Security Guard Services In accordance with Sections C and H.	MONTH	11	*	*

0501AD	Provide Vehicles for Security Guard Services In accordance with Sections C.8.6.	MONTH	11	*	*

0501AE	Provide Security Guard Services for Posts 1 through 17 in accordance with Section C.	MONTH	11	*	*

ITEM	SUPPLIES/SERVICES	UNIT	EST QTY	U/P	TOTAL AMOUNT

0502	INDEFINITE QUANTITY WORK:

0502AA	Price to perform Unsheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.3)	HOUR	100	*	*

0502AB	Price to perform Unsheduled Services That cannot be included in Fixed Price Line Items Above (See Section C.22 And Section G.5.4)	HOUR	50	*	*

	Lot V Total Amount (0501-0502)				*

Security Guard Services

Amendment 0002
July 18, 2000

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

FIXED PRICE/INDEFINITE QUANTITY
PART I - THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

B.4 LOT VII  PRICING Recap for Lots I - VI

Total Lot I (Base Period)	$	NSP

Total Lot II (Option Period One)		*

Total Lot III (Option Period Three)		*

Total Lot IV (Option Period Four)		*

Total Lot V (Option Period Five)		*

Total Lot VI (Option Period Six)		*

GRAND TOTAL		*

End of Section B

Security Guard Services

Amendment 0002
July 18, 2000

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

OMB Control No. 1505-0080
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	Pages	o	f	Pages
			J	1			1
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE		5. PROJECT NO.(If Applicable)
AMENDMENT: 0001	6/6/00	N/A	Security Guard Svcs
6. ISSUED BY	CODE	7. ADMINISTERED BY (if other than item 6)	CODE
Department of the Treasury			Sharon D. Bodford
Federal Law Enforcement Training Center			Contract Specialist
Procurement Division, Building 93			Service Contracts Branch
Brunswick, (Glynco) Georgia 31524			See Block 6 for address

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State			☒	9A. Amendment of Solicitation No.
and ZIP Code)			☒	FTC 00-09
9B. Dated (See Item 11) 5/16/00
10A. Modification of Contract/Order No.
CODE	FACILITY CODE			10B. Dated (See Item 13)
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☒ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of offers ☒ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and return        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER if by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (specific authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM IN 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.105(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

IMPORTANT: Contractor ☐ is not. ☐		copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
SOLICITATION FTC 00-09, SECURITY GUARD SERVICES, FLETC, BRUNSWICK (GLYNCO), GA

The Purpose of this amendment is to change the proposal due date:
From: 16 Jun 00; 4:00 P.M.
To: Indefinite

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
SHARON D. BODFORD, Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. Date Signed
		BY	/s/ Sharon D. Bodford	6/6/00
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070		30-105	STANDARD FORM 30 (Rev. 10-83)

OMB Control No. 1505-0081
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Pages	o	f	Pages
1	3
2. AMENDMENT/MODIFICATION NO. 0002	3. EFFECTIVE DATE Seek Block 16	4. REQUISITION/PURCHASE REQ #	5. PROJECT NO. (If Applicable)

6. ISSUED BY Department of the Treasury Federal Law Enforcement Training Center Procurement Division, Building 93 Glynco, Georgia 31524	CODE	7. ADMINISTERED BY (If other than Item 6) Sharon D. Bodford Contracting Officer Services Contracts Branch	CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. Amendment of Solicitation No. FTC 00-09
☒	9B. Dated (See Item 11) 5/16/00
10A. Modification of Contract/Order No.

CODE	FACILITY CODE	10B. Dated (See Item 13)
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☒ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning 1 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer Submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (specific authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM IN 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SOLICITATION FTC 00-09, SECURITY GUARD SERVICES, FLETC, BRUNSWICK (GLYNCO), GA

a.

The Purpose of Amendment 0002 is to establish the Proposal Closing Date, incorporate changes throughout the specification and provide responses to questions as well as provide lists of attachments for Solicitation FTC 00-09, Security Guard Services.

b.	The Proposal Closing Date is hereby changed:	From: Indefinite
To: 31 July 00; 4:00 p.m.

(See Page Two for Continuation)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SHARON D. BODFORD Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. Date Signed

BY	/s/ Sharon D. Bodford	7/18/00
(Signature of person authorized to sign)	(Signature of contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

Amendment 0002

Solicitation FTC 00-09

c.  The following changes are hereby incorporated into the specification and indicated either by replacement of the entire Section and/or a black vertical line on the right margin indicating changes as follows:

(1)          Section B:

(a)          Delete Section B in its entirety.

(b)         Incorporate Revised Section B in its entirety, pages B-i through B-8, dated July 18, 000.

(2)          Section C:

(a)          Delete Section C in its entirety.

(b)         Incorporate Revised Section C in its entirety, pages C-i, C-ii and C-iii through C-27, dated July 18, 2000.

(3)          Section E, Technical Exhibit 1:

(a)          Delete Section E, Technical Exhibit 1 in its entirety.

(b)         Incorporate Revised Section E, Technical Exhibit 1 in its entirety, pages ETE-1-1 through ETE-1-5, dated July 18, 2000.

(4)          Section F:

(a)          Delete Page F-1.

(b)         Incorporate Revised Page F-1, dated July 18, 2000.

(5)          Section G, Technical Exhibit 4:

(a)          Delete Page GTE-4.

(b)         Incorporate Revised Page GTE-4, dated July 18, 2000.

(6)          Section H – Table of Contents:

(a)          Delete Pages H-i and H-ii.

(b)         Incorporate Revised Pages H-i and H-ii, dated July 18, 2000.

(7)          Section H:

(a)          Delete Pages H-3, H-5 and H-7 through H-19.

(b)         Incorporate Revised Pages H-3, H-5 and H-7 through H-18, dated July 18, 2000.

(8)          Section I:

(a)          Delete Page I-17.

(b)         Incorporate Revised Page I-17, dated July 18, 2000

Amendment 0002

Solicitation FTC 00-09

(9)          Section J – Table of Contents:

(a)          Delete Section J, Table of Contents, pages J-i through J-iii.

(b)         Incorporate Revised Section J, Table of Contents, pages J-i through J-iii, dated July 18, 2000.

(10)    Section J – Attachments:

(a)          Delete Section J, Attachments 1 through 31 in its entirety.

(b)         Incorporate Revised Section J, Attachments 1 through 27, dated July 18, 2000 in its entirety.

(11)    Section J – Exhibits:

(a)          Delete Exhibit 6.

(b)         Incorporate Revised Exhibit 6, dated July 18, 2000.

(12)    Section L:

(a)          Delete Pages L-6 and L-7.

(b)         Incorporate Revised Pages L-6 and L-7, dated July 18, 2000.

(13)    Section M:

(a)          Delete Pages M-1 and M-4

(b)         Incorporate Revised Pages M-1 and M-4, dated July 18, 2000.

d.  FTC 00-09 Questions and Answers are incorporated as per attached pages 1 through 10, dated July 18, 2000.

e.  List of Current Contract Tftc 96-11 Security Guard Services’ Personnel are attached as per pages 1 of 2 and 2 of 2, dated July 18, 2000.

f.  List of Site Visit Participants for FTC 00-09 are per attached four (4) pages, dated July 18, 2000.